UNITED STATES
                SECURITIES AND EXCHANGE COMMISSION
                      Washington, D.C. 20549

                              FORM 8-K

         Current Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  January 18, 2007
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              TOUCHSTONE APPLIED SCIENCE ASSOCIATES, INC.
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        (Exact Name of Registrant as Specified in its Charter)


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              Delaware                0-20303             13-2846796
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   (State or other jurisdiction    (Commission        (I.R.S. employer
         of incorporation)          file number)       identification no.)


       4 Hardscrabble Heights
           P.O. Box 382
           Brewster, NY                                      10509
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       (Address of principal                               (Zip Code)
         executive offices)


   Registrant's telephone number, including area codes: (845) 277-8100
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                              NOT APPLICABLE

       (Former name or former address, if changed since last report)



      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2 below):


[  ]    Written communications pursuant to Rule 425 under the
        Securities Act (17 CFR 230.425)

[  ]    Soliciting material pursuant to Rule 14a-12 under the
        Exchange Act (17 CFR 240.14a-12)

[  ]    Pre-commencement communications pursuant to Rule 14d-2(b)
        under the Exchange Act (17 CFR 240.14d-2(b))

[  ]    Pre-commencement communications pursuant to Rule 13e-4(c)
        under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 4.02.  NON-RELIANCE ON PREVIOUSLY ISSUED FINANCIAL STATEMENTS
            OR A RELATED AUDIT REPORT OR COMPLETED INTERIM REVIEW.

      On January 16, 2007, the Audit Committee and management of Touchstone Applied Science Associates, Inc. (the "Company") concluded after a review of all the pertinent facts, that a restatement of the Company's historical financial statements was necessary to correct the Company's accounting for a liability in connection with employees' earned but unused vacation time in Fiscal 2003, Fiscal 2004 and Fiscal 2005. These adjustments are non-cash and non-revenue items and relate solely to employees of TASA prior to the acquisition of Questar Educational Systems, Inc. in Fiscal 2006. Previously, these costs were only recognized when paid. After consultation with the Company's independent public accountants for its fiscal year ended October 31, 2005 (Fiscal 2005), Lazar Levine & Felix, LLP, the Company has determined that the omission of the accrued vacation pay liability is not consistent with United States generally accepted accounting principles. The restatement of the financial statements for Fiscal 2005 will not affect revenues for Fiscal 2005 or for any previously-reported fiscal period.

      These liabilities will reduce net income before tax in Fiscal 2005 by $70,725, in Fiscal 2004 by $33,602 and in Fiscal 2003 by $155,539. The Company will record a balance sheet liability of $189,141 at the end of Fiscal 2004 and $259,866 at the end of Fiscal 2005. For Fiscal 2004, the Company will record an adjustment to the opening balance liability of $155,539 to include the accumulated unused vacation incurred prior to Fiscal 2004. The recording of this liability has the effect of reducing fully-diluted earnings per share in Fiscal 2005 from $0.16 to $0.14, in Fiscal 2004 from $0.29 to $0.28, and in Fiscal 2003 from $0.20 to $0.17.

      The foregoing adjustments will be reflected in an amendment to the financial statements included in the Company's Annual
Report on Form 10-KSB for Fiscal 2005 to be filed as soon as practicable after the filing of this Current Report.

      On January 22, 2007, the Company issued a press release discussing the above revisions to its financial statements.
This press release is attached hereto as Exhibit 99.1 and is hereby incorporated herein by reference.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS

      The following exhibit is furnished with this Form 8-K:

      Exhibit 99.1      Press Release, issued January 22, 2007

                           SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      TOUCHSTONE APPLIED SCIENCE
                                      ASSOCIATES, INC.


Date:  January 22, 2007


                                      By: /s/ ANDREW L. SIMON
                                          -------------------
                                          Andrew L. Simon
                                          President and Chief
                                          Executive Officer

                                      By: /s/ JAMES WILLIAMS
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                                          James Williams
                                          Chief Financial Officer